Schedule of Investments

Xtrackers High Yield Corporate Bond - Interest Rate Hedged ETF

February 29, 2020 (Unaudited)

	Number of Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
Xtrackers High Beta High Yield Bond ETF(a)(b)	5,500	$261,771
Xtrackers USD High Yield Corporate Bond ETF(b)	185,642	9,120,591
TOTAL EXCHANGE-TRADED FUNDS
(Cost $9,498,481)		9,382,362
SECURITIES LENDING COLLATERAL - 1.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50%(c)(d)
(Cost $145,500)	145,500	145,500

TOTAL INVESTMENTS - 101.1%
(Cost $9,643,981)		$9,527,862
Other assets and liabilities, net - (1.1%)		(100,169)
NET ASSETS - 100.0%		$9,427,693

A summary of the Fund’s transactions with affiliated investments during the period ended February 29, 2020 is as follows:

Value ($) at 5/31/2019	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 2/29/2020	Value ($) at 2/29/2020
EXCHANGE-TRADED FUNDS - 99.5%
Xtrackers High Beta High Yield Bond ETF(a)(b)
460,768	348,181	(547,707)		(3,210)	3,739	19,136	—	5,500	261,771
Xtrackers USD High Yield Corporate Bond ETF(b)
6,043,035	3,284,494	(171,706)		(3,504)	(31,728)	354,345	—	185,642	9,120,591
SECURITIES LENDING COLLATERAL - 1.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50%(c)(d)
582,275	—	(436,775	)(e)	—	—	12,833	—	145,500	145,500
CASH EQUIVALENTS - 0.0%
DWS Government Money Market Series “Institutional Shares”, 1.54%(c)
1,893	1,077,423	(1,079,316)		—	—	816	—	—	—
7,087,971	4,710,098	(2,235,504)		(6,714)	(27,989)	387,130	—	336,642	9,527,862

(a)	All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at February 29, 2020 amounted to $142,784, which is 1.5% of net assets.
(b)	Affiliated fund advised by DBX Advisors LLC.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended February 29, 2020.

At February 29, 2020, open futures contracts sold were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Depreciation(f)
2-Year U.S. Treasury Note	USD	8	$1,740,250	$1,746,625	6/30/2020	$(6,375)
5-Year U.S. Treasury Note	USD	32	3,897,000	3,928,000	6/30/2020	(31,000)
10-Year Ultra U.S. Treasury Note	USD	3	444,656	450,656	6/19/2020	(6,000)
10-Year U.S. Treasury Note	USD	18	2,399,625	2,425,500	6/19/2020	(25,875)
Total unrealized depreciation						$(69,250)

(f)	The amount represents the unrealized appreciation (depreciation) of the Fund’s derivative instruments subject to interest rate contracts risk exposure as of February 29, 2020.

Currency Abbreviations
USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2020 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$9,382,362	$—	$—	$9,382,362
Short-Term Investments	145,500	—	—	145,500
TOTAL	$9,527,862	$—	$—	$9,527,862

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives(g)
Futures Contracts	$(69,250)	$—	$—	$(69,250)
TOTAL	$(69,250)	$—	$—	$(69,250)

(g)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.